UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2015

WILHELMINA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-28536	74-2781950
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

200 Crescent Court, Suite 1400, Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 661-7488

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2015, the stockholders of Wilhelmina International, Inc. (the “Company”) approved the Company’s 2015 Incentive Plan (the “Incentive Plan”). The results of the stockholder vote on the Incentive Plan are set forth further below under Item 5.07 of this Current Report on Form 8-K. A summary of the key terms of the Incentive Plan is included in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting (as defined under Item 5.07 below) filed on April 28, 2015. A copy of the Incentive Plan is being filed as Exhibit 10.1 hereto and is incorporated herein by reference. The above description of the Incentive Plan is qualified in its entirety by the full text of such exhibit.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)-(b) On June 11, 2015, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). As disclosed in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting filed on April 28, 2015, the three proposals submitted to a vote at the Annual Meeting were the election of directors, the ratification of the appointment of the Company’s independent registered accounting firm and approval of the Incentive Plan.

The following sets forth information regarding the final results at the Annual Meeting:

Proposal 1: Election of Directors. The Company’s stockholders elected the seven director nominees recommended for election, each to serve until the Company’s next annual meeting of stockholders and until their successors are duly elected and qualify. The following is a breakdown of the voting results.

Director	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Mark Schwarz	4,826.357	9,202	1,762	904,674
Horst-Dieter Esch	4,826,543	9,016	1,762	904,674
Clinton Coleman	4,821,474	14,085	1,762	904,674
James Dvorak	4,821,357	14,202	1,762	904,674
Mark Pape	4,830,373	5,186	1,762	904,674
James Roddey	4,830,363	5,196	1,762	904,674
Jeffrey Utz	4,830,288	5,271	1,762	904,674

Proposal 2: Ratification of Appointment of Montgomery Coscia Greilich, LLC as Independent Registered Public Accountants. The Company’s stockholders ratified the appointment of Montgomery Coscia Greilich, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. The following is breakdown of the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,670,888	1,230	31,855	0

Proposal 3: Approval and Adoption of the 2015 Incentive Plan. The Company’s stockholders approved the 2015 Incentive Plan. The following is breakdown of the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,810,826	20,951	5,544	904,674

Item 9.01.	Financial Statements & Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	2015 Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 16, 2015	WILHELMINA INTERNATIONAL, INC.

	By:	/s/ Alex Vaickus
		Name:	Alex Vaickus
		Title:	Chief Executive Officer